Exhibit 10.26 (k)

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of January 6, 2012, among GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company, GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company, GREEN PLAINS ESSEX INC., an Iowa corporation (collectively, jointly and severally, the “Borrower”), the lenders party to this Amendment (the “Required Lenders”), BNP PARIBAS, a bank organized under the laws of France, as Administrative Agent, an Issuing Bank, and a Bank (the “Administrative Agent”), and the Required Lenders (as defined in the Credit Agreement defined below) party hereto.

WHEREAS, the Borrower, the Administrative Agent, and each Lender entered into the Credit Agreement effective as of October 28, 2011 (as amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Required Lenders agree to certain amendments to the Credit Agreement as set forth herein, and the Administrative Agent and the Required Lenders have agreed to such changes in the Credit Agreement;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Defined Terms. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

2.1 Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following definition of “Interim Borrowing Base Rate” in appropriate alphabetical order:

“‘Interim Borrowing Base Report’: a report certified by a Responsible Officer, substantially in the form of Exhibit A-1, with appropriate insertions and schedules, showing the Borrowing Base as of the date set forth therein after giving effect to the Extensions of Credit requested in relation to such Interim Borrowing Base Report (including the Eligible Cash Collateral and outstanding Loans). Such report shall show the basis on which it was calculated, together with the following supporting information:

(a) for Eligible Cash Collateral, Eligible Net Liquidation Value in Brokerage Accounts, and Eligible Net Liquidation Value in Third Party Brokerage Accounts copies of summary account statements for each bank or broker where such assets are held, as of the applicable reporting date, and cash reconciliations (together with an estimated account balance after giving effect to the Extensions of Credit requested in relation to such Interim Borrowing Base Report);

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(b) a schedule of Eligible Accounts Receivable;

(c) for Eligible Grain Inventory, a schedule of market value and Inventory quantities by location and type of product;

(d) a schedule of payables related to Grain Inventory which are subject to any statutory liens;

(e) a summary report showing the total amount outstanding under each Type of Extension of Credit (after giving effect to the proposed Extensions of Credit related to such Interim Borrowing Base Report); and

(f) a summary report showing Eligible Net Unrealized Gain on Forward Contracts.”

2.2 Interim Borrowing Base Report. Notwithstanding anything contained in the Credit Agreement to the contrary, at any time during the period between required deliveries of Borrowing Base Reports, Borrower may deliver an Interim Borrowing Base Report to Administrative Agent, and, subject to Administrative Agent’s sole discretion, the Borrowing Base as calculated therein shall for all purposes be the Borrowing Base as defined in the Credit Agreement, and the Interim Borrowing Base Report shall for all purposes constitute the then applicable Borrowing Base Report until the next scheduled Borrowing Base Report or Interim Borrowing Base Report is delivered.

2.3 Exhibits. Exhibit A-1 attached to this Agreement is hereby added to the Credit Agreement as Exhibit A-1.

2.4 Purposes of Extensions of Credit. Section 5.19 of the Credit Agreement is hereby amended to add the following sentence at the end of such section:

“Notwithstanding the foregoing, Extensions of Credit and the proceeds thereof related to any Interim Borrowing Base Report shall be used for (i) the purchase of Grain Inventory and Non-Grain Inventory and (ii) the reduction of payables related to Grain Inventory.”

3. Effectiveness of Amendment. This Amendment shall be effective upon receipt by the Administrative Agent of a copy of this Amendment executed by the Borrower, the Administrative Agent and the Required Lenders.

4. Ratifications, Borrower Representations and Warranties.

4.1 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and the Required Lenders agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

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4.2 To induce the Required Lenders to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Administrative Agent no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists on the date hereof, and (iii) that the Borrower is fully authorized to enter into this Amendment.

5. Benefits. This Amendment shall be binding upon and inure to the benefit of the Lenders and Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Required Lenders, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

6. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

7. Invalid Provisions. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

8. Entire Agreement. The Credit Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

9. Reference to Credit Agreement. The Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

10. Counterparts. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or electronic photocopy (e.g., a “.pdf”) shall be as effective as delivery of a manually signed counterpart.

[The Remainder of this Page is Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company

By:	GREEN PLAINS RENEWABLE ENERGY, INC., an Iowa corporation, its sole Member

By:	/s/ Jerry L. Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company

By:	GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company, its sole Member

By:	/s/ Jerry L. Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

GREEN PLAINS ESSEX INC., an Iowa corporation

By:	/s/ Jerry L. Peters
Name:	Jerry Peters
Title:	Chief Financial Officer

ADMINISTRATIVE AGENT:

BNP PARIBAS

By:	/s/ Lloyd G. Cox
Name:	Lloyd G. Cox
Title:	Managing Director

By:	/s/ Jeffry S. Millican
Name:	Jeffry S. Millican
Title:	Director

LENDERS:

BNP PARIBAS

By:	/s/ Lloyd G. Cox
Name:	Lloyd G. Cox
Title:	Managing Director

By:	/s/ Jeffry S. Millican
Name:	Jeffry S. Millican
Title:	Director

BANK OF THE WEST as a Lender

By:	/s/ Charles Greenway
Name:	Charles Greenway
Title:	Vice President

By:
Name:
Title:

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Laurence Guguen
Name:	Laurence Guguen
Title:	Director

By:	/s/ Urvashi Zutshi
Name:	Urvashi Zutshi
Title:	Managing Director

RABO AGRIFINANCE, INC., as a Lender

By:	/s/ Todd Hansen
Name:	Todd Hansen
Title:	Sr. Vice President

FARM CREDIT BANK OF TEXAS, as a Lender

By:	/s/ Alan Robinson
Name:	Alan Robinson
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott Meradith
Name:	Scott Meradith
Title:	Vice President

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Andrew McGrath
Name:	Andrew McGrath
Title:	Division Director

By:	/s/ Robert McRobbie
Name:	Robert McRobbie
Title:	Division Director – Legal Risk Management

(Macquarie POA Ref: #594/10 dated 25 November 2010, signed in Sydney)

AGCOUNTRY FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ James F. Baltezore
Name:	James F. Baltezore
Title:	Vice President

BOKF, N.A. dba BANK OF OKLAHOMA, as a Lender

By:	/s/ PeterArendt
Name:	Peter Arendt
Title:	Senior Vice President

EXHIBIT A-1

FORM OF INTERIM BORROWING BASE REPORT

Date: [                    ], 20[        ]

BNP Paribas, as Administrative Agent

15455 N. Dallas Parkway, Suite 1400

Addison, Texas 75001

Attention: Mr. Jeff Millican

For: Credit Agreement, dated as of October 28, 2011

Ladies and Gentlemen:

This certificate is delivered pursuant to the Credit Agreement, dated as of October 28, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Green Plains Grain Company LLC, Green Plains Grain Company TN LLC, and Green Plains Essex Inc. (collectively, jointly and severally, the “Borrower”), the Lenders from time to time parties thereto, BNP Paribas, as Administrative Agent and Collateral Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

The undersigned Responsible Officer hereby certifies to the Administrative Agent and the Lenders that:

(a) such Responsible Officer is qualified and acting in the office of the Borrower indicated below such Responsible Officer’s name below;

(b) the information reflected on the reports and schedules attached hereto are true and correct in all material respects as of the date hereof (except as noted below);

(c) the amounts indicated on Annex I attached hereto were, to the best of my knowledge, true and accurate as of the date of preparation (except as noted below); and

(d) the Borrower has not exceeded the maximum allowed Consolidated Net Position for any type of Grain Inventory individually or all Grain Inventory in the aggregate.

[Remainder of page intentionally blank; signature page follows.]

EXHIBIT A-1 - 1

The foregoing certifications together with the supporting information and reports with respect to which this Borrowing Base Report is delivered, are made and delivered as of the date first written above.

GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company

By:
Name:
Title:

GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company

By:
Name:
Title:

GREEN PLAINS GRAIN ESSEX INC., an Iowa corporation

By:
Name:
Title:

c/o Green Plains Grain Company LLC 450 Regency Parkway, Suite 400 Omaha, Nebraska 68114 Attention: Mr. Jerry Peters Fax: (402) 884-8776 Phone: (402) 315-1603 Email: jerry.peters@gpreinc.com

EXHIBIT A-1 - 2

ANNEX I

TO

BORROWING BASE REPORT

Borrowing Base

As of [                ], 20[        ]

	Gross Value			Advance Rate	Borrowing Base Value
I. Collateral Type[1]
1. Eligible Cash Collateral (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report), less unpaid checks, overdrafts, or other unpaid amounts related thereto for which any Person has a prior unpaid claim, plus	$	[	]	100%	$	[	]
2. Eligible Net Liquidation Value in Brokerage Accounts, plus	$	[	]	100%	$	[	]
3. Eligible Net Liquidation Value in Third Party Brokerage Accounts, plus	$	[	]	90%	$	[	]
4. Eligible Accounts Receivable, plus	$	[	]	85%	$	[	]
5. Eligible Accounts Receivable that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion, plus	$	[	]	90%	$	[	]
6. Eligible Grain Inventory evidenced by warehouse receipts, plus	$	[	]	90%	$	[	]
7. Eligible Grain Inventory not evidenced by warehouse receipts, plus	$	[	]	85%	$	[	]
8. Eligible Non-Grain Inventory, subject to permitted product approval by the Administrative Agent, plus	$	[	]	75%	$	[	]
9. Eligible Prepayments to Suppliers, plus	$	[	]	75%	$	[	]
10. Eligible Grain Inventory In Transit (lesser of 10(a) or 10(b)), plus					$	[	][2]
(a) Unadjusted Eligible Grain Inventory In Transit	$	[	]	85%	$	[	]
(b) 10% of Borrowing Base	$	[	]
11. Eligible Net Unrealized Gain on Forward Contracts[3] (lesser of 11(a) or 11(b))					$	[	][4]

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In no event shall any amounts described in categories I.1 through I.11 above which may fall into more than one of such categories be counted more than once when making the calculation of Borrowing Base.

[2]	In no event shall the aggregate amount of Eligible Grain Inventory In Transit, after giving effect to the applicable advance rate, exceed an amount equal to ten percent (10%) of the Borrowing Base.
[3]

In no event shall any Commodity Contracts be included in any category in the Borrowing Base other than Eligible Net Unrealized Gain on Forward Contracts. Any Commodity Contracts must have a tenor of not more than eighteen (18) months.

ANNEX I - 1

(a) Unadjusted Eligible Net Unrealized Gain on Forward Contracts	$	[	]	75%	$	[	]
(b) 30% of Borrowing Base	$	[	]
12. Less, all payables related to Grain Inventory which are subject to any statutory liens	$	[	]	100%	$	[	]
13. Less, all prepayments from Borrower’s customers	$	[	]	100%	$	[	]
14. Less, the amount of any Obligations owed to a Swap Party under a Swap Contract with Borrower which Obligations are secured pursuant to the Security Agreement	$	[	]	100%	$	[	]
15. Less, the amount of any excess Eligible Accounts Receivable of Affiliates and Eligible Net Unrealized Gain on Forward Contracts of Affiliates over the applicable cap (15(d) minus 15(e), to the extent the difference is a positive number)				100%	$	[	]
(a) Eligible Accounts Receivable of Affiliates	$	[	]	85%	$	[	]
(b) Eligible Accounts Receivable of Affiliates that are backed by a letter of credit in a form and from an issuing bank, in each case, as approved by the Administrative Agent in its Permitted Discretion	$	[	]	90%	$	[	]
(c) Eligible Net Unrealized Gain on Forward Contracts of Affiliates	$	[	]	75%	$	[	]
(d) Aggregate total of Eligible Accounts Receivable and Eligible Net Unrealized Gain on Forward Contracts of Affiliates (Sum of 15(a) plus 15(b) plus 15(c))					$	[	]
(e) Applicable cap						$10,000,000
16. Total Collateral (Sum of I.1 through I.11, minus I.12 through I.15)					$	[	]
II. Extensions of Credit (after giving effect to the proposed Extensions of Credit related to this Interim Borrowing Base Report)
1. Letters of Credit					$	[	]
2. Revolving Loans					$	[	]
3. Swing Line Loans					$	[	]
4. Subtotal (II.1 + II.2 + II.3)					$	[	]

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In no event shall the aggregate amount of Eligible Net Unrealized Gain on Forward Contracts, after giving effect to the applicable advance rate, exceed an amount equal to thirty percent (30%) of the Borrowing Base.

ANNEX I - 2

ANNEX II

TO

BORROWING BASE REPORT

Enclosed with this Borrowing Base Report are all necessary schedules, supporting information, and reports with details for the above, pursuant to the requirements under Section 1.1 of the Credit Agreement.

ANNEX II - 1